NUMBER
EN

ENPRO

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 29355X 10 7

COMMON STOCK

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.01 PAR VALUE EACH OF

ENPRO INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of North Carolina, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

ENPRO INC. CORPORATE SEAL 2002 NORTH CAROLINA

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

SPECIMEN
NOT NEGOTIABLE

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.